                                                                    Exhibit 23.1






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of Central Federal Corporation of our report dated February 10, 2005 appearing in the Annual Report on Form 10-KSB of Central Federal Corporation for the year ended December 31, 2004 and to the reference to us under the heading "Experts" in the prospectus.

                                              Crowe Chizek and Company LLC

Cleveland, Ohio
April 25, 2005